IVY FUNDS
Macquarie Global Allocation Fund (formerly, Delaware Ivy Wilshire Global Allocation Fund)
(the “Fund”)

Supplement to the Fund’s Summary Prospectus (as amended), Statutory Prospectus (as amended) and Statement of Additional Information (as amended), each dated October 30, 2024

On February 11-13, 2025, the Board of Trustees of Ivy Funds approved the reorganization of the Fund (Reorganization) into and with a substantially similar fund and class of Macquarie Balanced Fund, a series of Ivy Funds. Subject to the requisite shareholder approval, the Reorganization is now expected to take place on or about June 27, 2025 (Reorganization Date).

As noted in the supplement dated February 13, 2025, no contingent deferred sales charge will be assessed in connection with any redemption of shares of the Fund prior to the Reorganization.

Effective one week before the Reorganization Date, the Fund will close to new investors and existing shareholders.

Prior to the closing of the Reorganization, the Fund will distribute to its shareholders, in one or more distributions, all of its income and gains (net of available capital loss carryovers) not previously distributed for taxable years ending on or prior to the Reorganization Date.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund or acting on a distribution check.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated March 18, 2025.